UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): February 18, 2020

SOUTH JERSEY INDUSTRIES, INC.
(Exact name of registrant as specified in its charter)

New Jersey	001-06364	22-1901645
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification Number)

1 South Jersey Plaza
Folsom, NJ 08037
(Address of principal executive offices, including Zip Code)

Registrant’s telephone number, including area code: (609) 561-9000

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $1.25 par value per share	SJI	New York Stock Exchange
5.625% Junior Subordinated Notes due 2079	SJIJ	New York Stock Exchange
Corporate Units	SJIU	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).  Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 2.01	Completion of Acquisition or Disposition of Assets.

On February 18, 2020, South Jersey Industries, Inc. (the “Company”), through its indirect wholly-owned subsidiary, Marina Energy, LLC (the “Seller”), completed its previously announced sale of 100% of the issued and outstanding limited liability company membership interests of ACB Energy Partners, LLC (“ACB”) to DTE Atlantic, LLC (“Purchaser”) pursuant to the terms of the Purchase and Sale Agreement (the “Purchase Agreement”) dated as of December 5, 2019, by and among Seller and Purchaser.

Under the terms of the Purchase Agreement, ACB acquired certain assets prior to the closing such that at the closing, ACB owned 100% of the assets that operate an eight-megawatt combined heat and power generation facility that provides electricity and hot and chilled water to both Borgata Hotel Casino & Spa and The Water Club located in Atlantic City, New Jersey.  The purchase price was approximately $100 million, as adjusted pursuant to the terms of the Purchase Agreement.

The foregoing description of the Purchase Agreement is qualified by reference to the full text of the Purchase Agreement, which was filed as Exhibit 2.1 to the Company’s Current Report on Form 8-K filed with the Securities and Exchange Commission on December 9, 2019.

Item 7.01	Regulation FD Disclosure.

On February 19, 2020, the Company issued a press release announcing the completion of the asset sale. A copy of the press release is attached as Exhibit 99.1 hereto.

Item 9.01	Financial Statements and Exhibits.

Exhibit No.	Description

99.1	Press Release dated February 19, 2020
104	Cover Page Interactive Data File - the cover page XBRL tags are embedded within the Inline XBRL document.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SOUTH JERSEY INDUSTRIES, INC.

Date: February 20, 2020	By:	/s/ Steven Cocchi
Name: Steven Cocchi
Title: Senior Vice President, Chief Strategy and Development Officer